S000028685 [Member] Investment Strategy - CTIVP - Principal Large Cap Growth Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies, primarily common stocks and securities that can be converted into common stocks. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Capitalization Index) which ranged between $134.5 million and $4.2 trillion as of March 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. Under normal circumstances, the Fund also invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “growth” companies. The Fund considers “growth” companies to be those companies that are either constituents of an index constructed by a third party to identify companies with various characteristics of growth companies, have a higher Institutional Brokers' Estimate System (I/B/E/S) medium-term growth forecast (two year) than the median ranked stock within the company’s GICS sector, or have a higher sales per share historical growth rate (five year) than the median ranked stock within the company’s GICS sector. The third-party broad-based index currently used to identify growth companies is the Russell 3000® Growth Index, although the Fund may change this index without prior notice. The I/B/E/S is a database used by brokers and investors to access the estimates made by stock analysts regarding the future earnings of publicly traded American companies. The I/B/E/S medium term growth forecast is a measure of the average annualized EPS (earnings per share) growth forecast of contributing analysts/estimators for the forthcoming two years.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities, including emerging market securities, directly or indirectly through depositary receipts.
The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector. The Fund will typically invest in a limited number of companies.
The Fund invests in issuers that display some or all of the following characteristics: (1) large, well-established and financially sound companies; (2) issuers with market capitalizations in the billions; (3) are considered market leaders or among the top three companies in its sector; and (4) commonly considered household names.